 Exhibit 99.1

Definitive Arrangement Agreement Executed for Petrolia Energy’s Acquisition of Bow Energy
Further to the press release dated October 26, 2017, Petrolia Energy Corporation (OTCQB: BBLS) (“Petrolia” or the “Company”) is pleased to announce it has executed a Definitive Binding Arrangement Agreement (the “Agreement”) with Bow Energy Ltd. (“Bow”) (TSXV:ONG).   Bow Energy Ltd. is a Canadian based oil and natural gas company trading on the TSX Venture Exchange holding over 948,000 net acres onshore North Sumatra, Indonesia which is one of the world’s most prolific oil and gas basins.  Bow’s acreage consists of interests in five production-sharing contracts (PSCs) and one Joint Study Agreement (JSA) with the Indonesian government.  The assets are close to existing infrastructure and the city of Medan which is the largest city in North Sumatra.
The Agreement sets out the terms and conditions pursuant to which Petrolia will acquire through an all-stock transaction the entire issued and outstanding common shares of Bow.  Bow will distribute the common shares of Petrolia it receives to Bow shareholders on the basis of 1.15 Petrolia shares for each common share held in Bow. Bow warrant holders will be entitled to receive, upon exchange of their securities, the equivalent number of Petrolia warrants.  Following the completion of the Arrangement, Bow will be a wholly owned subsidiary of Petrolia.
James Burns, President of Petrolia, commented:
“We are delighted to have concluded this agreement with Bow which has a portfolio of high quality strategically located natural gas projects in North Sumatra.  We believe the value of Bow’s projects has not been fully recognized by the TSX-V market and is a significant growth opportunity for Petrolia.”
The Arrangement will be implemented by way of a Plan of Arrangement under the Business Corporations Act (British Columbia) and is subject to a number of potential conditions.
More information about Petrolia is available at www.petroliaenergy.com.

Forward-looking Statements
Certain information in this press release constitutes forward-looking statements within the meaning of applicable securities laws, including, but not limited to, statements regarding well production, use of proceeds, future drilling, operating expenses, and additional funding. Any statement that does not contain a historical fact may be deemed to be a forward-looking statement. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “should,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” the negative of such terms, or other comparable terminology, although not all forward-looking statements contain such identifying words.
Forward-looking statements are subject to a number of assumptions, risks, and uncertainties, many of which are beyond the Company’s control, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Such assumptions, risks, and uncertainties include, among others, those associated with exploration activities, oil and gas production, marketing and transportation, costs of operations, loss of markets, volatility of oil and gas prices, reserve and future production estimates, environmental risks, competition, inability to access sufficient capital from internal and external sources, general economic conditions, litigation, and changes in regulation and legislation. Readers are cautioned that the foregoing list is not exhaustive.
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Additional information on these and other factors that could affect Petrolia’s operations or financial results is available by contacting Petrolia. The forward-looking statements contained in this press release are made as of the date of this press release, and Petrolia does not undertake any obligation to update publicly or to revise any of the included forward-looking statements, whether as a result of new information, future events, or otherwise, except as expressly required by applicable law.
For more Information contact:
Investor Relations Contact:
IR@PetroliaEnergy.com
www.PetroliaEnergy.com

Petrolia Energy Corporation (OTCQB: BBLS) trades on the OTCQB Venture Market for early stage and developing U.S. and international companies. Companies are current in their reporting and undergo an annual verification and management certification process. Investors can find Real-Time quotes and market information for the company on www.otcmarkets.com.
Source: Petrolia Energy Corporation

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